EXHIBIT 21.1

ALBERTSONS COMPANIES, INC.

SCHEDULE OF SUBSIDIARIES

The following is a list of the Company’s subsidiaries and includes all subsidiaries deemed significant. The jurisdiction of each company is listed in parentheses. Forty-one (41) companies are not listed because they are not actively conducting business, they are maintained solely for the purpose of holding licenses, they hold no assets or because they are less than majority owned.

AB Acquisition LLC and its subsidiaries: (DE)

AB Management Services Corp. (DE)

Albertson’s Holdings LLC and its subsidiary: (DE)

Albertson’s LLC and its subsidiaries: (DE)

ABS Real Estate Holdings LLC and its subsidiaries: (DE)

ABS Mezzanine III LLC and its subsidiaries: (DE)

ABS CA-GL LLC (DE)

ABS CA-O DC1 LLC (DE)

ABS CA-O DC2 LLC (DE)

ABS CA-O LLC (DE)

ABS ID-GL LLC (DE)

ABS ID-O DC LLC (DE)

ABS ID-O LLC (DE)

ABS MT-GL LLC (DE)

ABS MT-O LLC (DE)

ABS NV-GL LLC (DE)

ABS NV-O LLC (DE)

ABS OR-GL LLC (DE)

ABS OR-O DC LLC (DE)

ABS OR-O LLC (DE)

ABS Surplus-O LLC (DE)

ABS UT-GL LLC (DE)

ABS UT-O DC LLC (DE)

ABS UT-O LLC (DE)

ABS WA-GL LLC (DE)

ABS WA-O LLC (DE)

ABS WY-GL LLC (DE)

ABS WY-O LLC (DE)

ABS Real Estate Corp ((DE)

ABS Real Estate Investor Holdings LLC and its subsidiary: (DE)

ABS Mezzanine I LLC and its subsidiaries: (DE)

ABS DFW Investor LLC and its subsidiary: (DE)

ABS DFW Lease Investor LLC (DE)

ABS FLA Investor LLC and its subsidiary: (DE)

ABS FLA Lease Investor LLC (DE)

SCHEDULE OF SUBSIDIARIES (Continued)

ABS Realty Investor LLC (DE)

ABS RM Investor LLC and its subsidiary: (DE)

ABS RM Lease Investor LLC (DE)

ABS SW Investor LLC and its subsidiary: (DE)

ABS SW Lease Investor LLC (DE)

ABS TX Investor GP LLC (DE)

ABS TX Investor LP and its subsidiaries: (TX)

ABS TX Lease Investor GP LLC (DE)

ABS TX Lease Investor LP (TX)

ASP SW Investor LLC (DE)

ASR TX Investor GP LLC (DE)

ASR TX Investor LP and its subsidiary: (TX)

ASR Lease Investor LLC (DE)

ABS Real Estate Owner Holdings LLC and its subsidiary: (DE)

ABS Mezzanine II LLC and its subsidiaries: (DE)

ABS DFW Owner LLC and its subsidiary: (DE)

ABS DFW Lease Owner LLC (DE)

ABS FLA Owner LLC and its subsidiary: (DE)

ABS FLA Lease Owner LLC (DE)

ABS RM Owner LLC and its subsidiary: (DE)

ABS RM Lease Owner LLC (DE)

ABS SW Owner LLC and its subsidiaries: (DE)

ABS NoCal Lease Owner LLC (DE)

ABS SW Lease Owner LLC (DE)

ASP NoCal Lease Owner LLC (DE)

Lucky (Del) Lease Owner LLC (DE)

ABS TX Owner GP LLC (DE)

ABS TX Owner LP and its subsidiaries: (TX)

ABS TX Lease Owner GP LLC (DE)

ABS TX Lease Owner LP (TX)

ASP SW Owner LLC and its subsidiary: (DE)

ASP SW Lease Owner LLC (DE)

ASR Owner LLC and its subsidiary: (DE)

ASR TX Lease Owner GP LLC (TX)

ASR TX Lease Owner LP (TX)

EXT Owner LLC and its subsidiary: (DE)

EXT Lease Owner LLC (DE)

NHI TX Owner GP LLC (DE)

NHI TX Owner LP and its subsidiaries: (TX)

NHI TX Lease Owner GP LLC (TX)

NHI TX Lease Owner LP (TX)

Albertson’s Liquors, Inc. (WY)

American Food and Drug LLC DE)

American Stores Properties LLC (DE)

Jewel Osco Southwest LLC (IL)

Sunrich Mercantile LLC (CA)

SCHEDULE OF SUBSIDIARIES (Continued)

American Stores Realty Company, LLC (DE)

Fresh Holdings LLC (DE)

Extreme LLC (DE)

Newco Investments, LLC (DE)

NHI Investment Partners, LP (DE)

Good Spirits LLC (TX)

Spirit Acquisition Holdings LLC and its subsidiary: (DE)

United Supermarkets, L.L.C. and its subsidiary: (TX)

LLano Logistics, Inc. (DE)

Safeway Inc. and its subsidiaries: (DE)

Better Living Brands LLC (DE)

Casa Ley Services, Inc. (DE)

Cayam Energy, LLC (DE)

Divario Ventures LLC (DE)

Dominick’s Supermarkets, LLC and its subsidiary: (DE)

Dominick’s Finer Foods, LLC and its subsidiary: (DE)

Dominick’s Finer Foods, Inc. of Illinois (IL)

Eureka Land Management LLC and its subsidiary: (WA)

Eureka Development LLC (WA)

GFM Holdings I, Inc. and its subsidiary: (DE)

GFM Holdings LLC, general partner of: (DE)

Genuardi’s Family Markets LP (DE)

Lehua Insurance Company, Inc. (HI)

Lucerne Foods, Inc. and its subsidiaries: (DE)

Eating Right LLC (DE)

Lucerne Dairy Products LLC (DE)

Lucerne North America LLC (DE)

O Organics LLC (DE)

Milford Insurance Brokerage Services, Inc. (DE)

Milford Insurance Ltd. (Bermuda)

Oakland Property Brokerage Inc. (DE)

Pak ’N Save, Inc. (CA)

Randall’s Holdings, Inc. and its subsidiaries: (DE)

Randall’s Finance Company, Inc. (DE)

Randall’s Food Markets, Inc. and its subsidiary: (DE)

Randall’s Food & Drugs LP and its subsidiary: (DE)

Randall’s Management Company, Inc. and its subsidiary:(DE)

Randall’s Beverage Company, Inc. (TX)

Randall’s Investments, Inc. (DE)

Safeway #0638 Exchange, LLC (OR)

Safeway Australia Holdings, Inc. (DE)

Safeway Canada Holdings, Inc. and its subsidiary: (DE)

Safeway New Canada, Inc. and its subsidiary: (DE)

CSL IT Services ULC (formerly Canada Safeway Limited) and its subsidiaries: (British Columbia)

0984093 B.C. Unlimited Liability Company (British Columbia)

SCHEDULE OF SUBSIDIARIES (Continued)

0984354 B.C. Unlimited Liability Company (formerly Canada

Safeway Liquor Stores ULC) (British Columbia)

0984470 B.C. Unlimited Liability Company (formerly Safeway

Ontario Finance ULC) (British Columbia)

Safeway Corporate, Inc. and its subsidiaries: (DE)

Safeway Stores 67, Inc. (DE)

Safeway Stores 68, Inc. (DE)

Safeway Stores 69, Inc. (DE)

Safeway Stores 70, Inc. (DE)

Safeway Dallas, Inc. and its subsidiaries: (DE)

Avia Partners, Inc. (DE)

Safeway Stores 78, Inc. (DE)

Safeway Stores 79, Inc. (DE)

Safeway Stores 80, Inc. (DE)

Safeway Stores 82, Inc. (DE)

Safeway Stores 85, Inc. (DE)

Safeway Stores 86, Inc. (DE)

Safeway Stores 87, Inc. (DE)

Safeway Stores 88, Inc. (DE)

Safeway Stores 89, Inc. (DE)

Safeway Stores 90, Inc. (DE)

Safeway Stores 91, Inc. (DE)

Safeway Stores 92, Inc. (DE)

Safeway Stores 96, Inc. (DE)

Safeway Stores 97, Inc. (DE)

Safeway Stores 98, Inc. (DE)

Safeway Denver, Inc. and its subsidiaries: (DE)

Safeway Stores 44, Inc. (DE)

Safeway Stores 45, Inc. (DE)

Safeway Stores 46, Inc. (DE)

Safeway Stores 47, Inc. (DE)

Safeway Stores 48, Inc. (DE)

Safeway Stores 49, Inc. (DE)

Safeway Stores 50, Inc. (DE)

Safeway Gift Cards, LLC (AZ)

Safeway Global Sourcing Holdings Ltd. and its subsidiaries: (BVI)

Safeway Global Sourcing Limited (Hong Kong)

Safeway Global Sourcing (Macao Commercial Offshore) Limited (Macau)

Safeway Holdings I, LLC and its subsidiary: (DE)

Groceryworks.com, LLC and its subsidiary: (DE)

Groceryworks.com Operating Company, LLC (DE)

Safeway Leasing, Inc. (DE)

Safeway Philtech Holdings, Inc. and its subsidiary: (DE)

Safeway Philtech Inc. (Philippines)

Safeway Richmond, Inc. and its subsidiary: (DE)

Safeway Stores 58, Inc. and its subsidiary: (DE)

SCHEDULE OF SUBSIDIARIES (Continued)

Safelease, Inc. (DE)

Safeway Select Gift Source, Inc. (DE)

Safeway Southern California, Inc. and its subsidiaries: (DE)

Safeway Stores 18, Inc. (DE)

Safeway Stores 26, Inc. (DE)

Safeway Stores 28, Inc. (DE)

Safeway Stores 31, Inc. (DE)

The Vons Companies, Inc. (MI)

Safeway Stores 42, Inc. (DE)

Safeway Stores 43, Inc. (DE)

Safeway Stores 99, Inc. (DE)

Safeway Supply, Inc. and its subsidiaries: (DE)

Consolidated Procurement Services, Inc. (DE)

Safeway Stores 71, Inc. (DE)

Safeway Stores 72, Inc. (DE)

Safeway Stores 73, Inc. (DE)

Safeway Stores 74, Inc. (DE)

Safeway Stores 75, Inc. (DE)

Safeway Stores 76, Inc. (DE)

Safeway Stores 77, Inc. (DE)

Safeway Trucking, Inc. (DE)

Saturn Development I, Inc. (DE)

Saturn Development LLC (DE)

SRG, Inc. (DE)

SSI – AK Holdings, Inc. and its subsidiary: (DE)

Carr-Gottstein Foods Co. and its subsidiaries: (DE)

AOL Express, Inc. (AK)

APR Forwarders, Inc. (AK)

Stoneridge Holdings, LLC and its subsidiary: (DE)

Safeway Health Inc. (DE)

Strategic Global Sourcing, LLC (DE)

Taylor Properties, Inc. (DE)

Vons Sherman Oaks, LLC (OR)

NAI Holdings LLC and its subsidiary: (DE)

New Albertson’s, Inc. and its subsidiaries: (OH)

ABS Finance Co., Inc. (DE)

ABS Insurance Ltd. (Bermuda)

American Stores Company, LLC and its subsidiaries: (DE)

American Drug Stores LLC and its subsidiary: (DE)

American Partners, L.P. (IN)

American Procurement and Logistics Company LLC and its subsidiary: (DE)

APLC Procurement, Inc. (UT)

ASC Media Services, Inc. and its subsidiary: (UT)

U.S. Satellite Corporation (UT)

ASP Realty, Inc. (DE)

Beryl American Corporation (VT)

SCHEDULE OF SUBSIDIARIES (Continued)

Jewel Companies, Inc. and its subsidiaries: (DE)

Acme Markets, Inc. and its subsidiary: (DE)

Jewel Food Stores, Inc. and its subsidiary (OH)

Jetco Properties, Inc. (DE)

Lucky Stores LLC (OH)

Scolari’s Stores LLC (CA)

NAI Saturn Eastern LLC (DE)

SSM Holdings Company and its subsidiaries: (DE)

Shaw’s Supermarkets, Inc. and its subsidiaries: (MA)

28 Pond Street Realty, LLC (NH)

300 Main Street Realty, LLC (NH)

360 Chauncy Street Realty Trust (MA)

675 Randolph Realty Trust (MA)

693 Randolph Avenue LLC (MA)

739 Realty Trust (MA)

861 Edgell Road LLC (MA)

99 Water Street LLC (MA)

Adrian Realty Trust (MA)

Border Street Realty Trust (MA)

BP Realty, LLC (MA)

CH Project LLC (MA)

Clifford W. Perham, Inc. (ME)

Gorham Markets, LLC (NH)

Hayward Street Investment Trust and its subsidiaries: (MA)

BSS Realty Trust (MA)

DLS Realty Trust (MA)

Heath Street, LLC (MA)

HNHP Realty, LLC (NH)

K&J Realty Trust (MA)

Keene Realty Trust (NH)

LRT Realty Trust (MA)

Mashpee Realty LLC (MA)

Michael’s Realty Trust and its subsidiary: (MA)

EP Realty LLC (MA)

Milford Realty LLC (MA)

MK Investments LLC (MA)

PNHP Realty LLC (NH)

Shaw Equipment Corporation (MA)

Shaw’s Realty Co. and its subsidiaries: (ME)

Arles, LLC (NH)

Shaw’s Realty Trust and its subsidiary: (MA)

Galway Realty Trust (MA)

SNH Realty, LLC (MA)

SRA REALTY LLC (MA)

WP Properties, LLC (RI)

Star Markets Holdings, Inc. and its subsidiary: (MA)

SCHEDULE OF SUBSIDIARIES (Continued)

Star Markets Company, Inc. (MA)

Wildcat Acquisition Holdings LLC and its subsidiary: (DE)

Vons REIT, Inc. and its subsidiary: (DE)

Wildcat Markets Opco LLC (DE)